                                                                    EXHIBIT 10.1

                              FIRST AMENDMENT TO
                        TAX INDEMNIFICATION AGREEMENT

     This FIRST AMENDMENT TO TAX INDEMNIFICATION AGREEMENT (this "Amendment") is made and entered into as of March 15, 2000, by and among Stephen J. Nardi, an individual, Narco Enterprises, Inc., an Illinois corporation, Nardi Group Limited, a Delaware corporation, and Prime Group Realty, L.P., a Delaware limited partnership (the "Operating Partnership").

                             W I T N E S S E T H:

     WHEREAS, the parties hereto entered into that certain Tax Indemnification Agreement, dated as of November 17, 1997 (the "Tax Indemnification Agreement"), a photocopy of which is attached hereto as EXHIBIT A, pursuant to which the Operating Partnership agreed to indemnify the Nardi Indemnitees (as defined in the Tax Indemnification Agreement) against certain tax liabilities upon the terms and subject to the conditions set forth in the Tax Indemnification Agreement;

     WHEREAS, on the date hereof, The Nardi Group, L.L.C., a Delaware limited liability company and a general partner of the Operating Partnership (the "NAC General Partner"), and the Operating Partnership have agreed to convert the NAC General Partner's Common Units of General Partner Interest in the Operating Partnership into an equal number of Common Units of Limited Partner Interest in the Operating Partnership (the "Conversion") subject to the satisfaction of the condition, among others, that the Tax Indemnification Agreement be concurrently amended as set forth herein; and

     WHEREAS, the Nardi Indemnitees will directly or indirectly benefit from the Conversion and therefore desire to amend the Tax Indemnification Agreement as set forth herein.

     NOW, THEREFORE, for good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. AMENDMENT. The Tax Indemnification Agreement is hereby amended by deleting Section 4(c) thereof in its entirety and inserting in lieu thereof the following:

        "(c) to the extent that a Nardi Indemnitee recognizes an amount in respect of an Income Inclusion that is indemnifiable pursuant to Section 3 of this Agreement for any UpREIT taxable year beginning prior to the end of the Indemnity Term, UpREIT will pay such Nardi Indemnitee as its indemnity obligation under this Agreement a percentage of the amount described in Section

4(a) based upon the period in which the relevant taxable sale or disposition of Nardi Properties occurs, as follows:


                            Percentage of Amount
                                 Calculated
 Period Ending                 in Section 4(a)
----------------            --------------------
December 31, 1998                  100%
December 31, 1999                   90%
December 31, 2000                   80%
December 31, 2001                   70%
December 31, 2002                   60%
December 31, 2003                   50%
December 31, 2004                   40%
December 31, 2005                   30%
December 31, 2006                   20%
December 31, 2007                   10%



     2. CONDITION TO EFFECTIVENESS. This Amendment shall become effective contemporaneously with, and subject to, the approval by Prime Group Realty Trust's common shareholders of the issuance by Prime Group Realty Trust of up to 927,100 (subject to any applicable anti-dilution adjustments) of its common shares of beneficial interest upon exchange of the New LP Common Units

     3. REFERENCE TO AND EFFECT ON THE TAX INDEMNIFICATION AGREEMENT. The Tax Indemnification Agreement is hereby deemed to be amended to the extent necessary to effect the matters contemplated by this Amendment. Except as specifically provided for hereinabove, the provisions of the Tax
Indemnification Agreement shall remain in full force and effect.

     4. COUNTERPARTS. This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Amendment immediately upon affixing its signatures hereto.

     5. SEVERABILITY. Any invalidity, illegality or unenforceability of any provision of this Amendment shall not render invalid, illegal or unenforceable the remaining provisions hereof.

     6. HEADINGS. The headings contained herein are for convenience of reference only and shall not be deemed to be part of this Amendment.

     7. APPLICABLE LAW. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois without regard to the principles of conflicts of law.



                            [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                       PRIME GROUP REALTY, L.P., a
                                       Delaware limited partnership

                                       By: Prime Group Realty Trust
                                       Its: General Partner


                                       By: /s/ James F. Hoffman
                                          -----------------------------
                                       Name: James F. Hoffman
                                            ---------------------------
                                       Its: Senior Vice President
                                          -----------------------------


                                       NARCO ENTERPRISES, INC., an
                                       Illinois corporation

                                       By: /s/ Stephen J. Nardi
                                          -----------------------------
                                       Name:
                                          -----------------------------
                                       Its:
                                          -----------------------------


                                       NARDI GROUP LIMITED, a Delaware
                                       corporation

                                       By: /s/ Stephen J. Nardi
                                          -----------------------------
                                       Name:
                                          -----------------------------
                                       Its:
                                          -----------------------------

                                       /s/ Stephen J. Nardi
                                       --------------------
                                       Stephen J. Nardi